Exhibit 21.1
SUBSIDIARIES OF CONSTELLATION BRANDS, INC.

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Constellation Wines U.S., Inc.	New York
Tradenames:
3 Blind Moose Cellars
Alice White
Alice White Vineyards
Alice White Winery
Ambiente
Arbor Mist Winery
Ariesse Champagne Cellars
Atlas Peak
Atlas Peak Caves
Atlas Peak Cellars
Atlas Peak Ranch
Atlas Peak Reserve
Atlas Peak Vineyard
Atlas Peak Winery
AV Winery
Avery Lane Winery
Axia Wine Company
Batavia Wine Cellars
Batavia Wine Cellars, Inc.
Bear Cliff Cellars
Bear Cliff Vineyards
Bedford Company
Belaire Creek Cellars
Bisceglia Brothers Wine Co.
Black Box
Black Box Wines
Blackstone Cellars
Blackstone Winery
Blackstone Winery Sonoma Valley
Blossom Hill Collection
Blossom Hill Vineyards
Blossom Hill Winery
Bon Carafe
Bottini Cellars
Braidenwood Estates
Brickstone Cellars

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Bristol Mountain Vineyards
Brook Hollow
Buena Vista Carneros
Buena Vista Winery
Buena Vista Vineyards
California Cellars
Canandaigua West, Inc.
Canandaigua Wine Company
Carneros Crown Vineyards
Carneros Quality Alliance Winery
Casata Vineyards
Cascade Ridge
Caves Du Domaine
CB Vineyards
Centerra Wine Company
Chapel Hill
Chapelle Import Company
Charlemont Vineyards
Charles Le Franc Cellars
Charles Le Franc Vineyards
Chase-Limogere
Chateau Atlas Peak
Chateau LaSalle
Chateau Luzerne Vintners Co.
Chateau Martin Wine Company
Chateau St. Cyr Cellars
Cheval Sauvage
Clos du Bois
Clos du Bois Estate Bottled Wines
Clos du Bois Estate Wines
Clos du Bois Vineyards
Clos du Bois Vineyards & Winery
Clos du Bois Vintners
Clos du Bois Wine Merchants
Clos du Bois Winery
Clos du Bois Winery & Vineyards
Clos due Bois Wines
Club Cellars
Club Import
Coastal Vintners
Columbia
Columbia Winery
Columbia Wine & Spirits
Columbia Wine Cellars

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Constellation Wines U.S.
Cooks’ Cellars
Cook’s Champagne Cellars
Cote de Carneros Winery
Covey Run Winery
Cresta Blanca Vineyards
Cresta Blanca Winery
Cribari & Sons
Cribari Cellars
Cribari Champagne Cellars
Cribari Winery
Cypress Ranch
Deer Valley Coastal Vineyards & Winery
Deer Valley Vineyards
Delicato Cellars
Domaine Buena Vista
Domaine Vineyards
Dunnewood Vineyards
Dunnewood Vineyards & Winery
Echo Falls Vineyards
EC Vineyard
EQUUS
Estancia Estates
Estate Cellars
Excelsior Wine & Spirits
Farallon
Farallon Cellars
Farallon Vineyards
Farallon Winery
Farallon Winery & Vineyards
Foolish Oak Vineyards
Forsythe Vineyards
Fox Ridge Cellars
Galleria Champagne Cellars
Gary Farrell
General M.G. Vallejo Winery
Global Wine Marketing
Gold Seal Vineyards
Gonzales & Company
Great Western
Great Western Winery
Haraszthy Cellars
Hartley Cellars
Hayman & Hill

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Hayman & Hill Vineyards
Hayman & Hill Wines
Haywood
Haywood Cellars
Haywood Estates
Haywood Vintner’s Select
Haywood Winery
Heritage House Wine Company
Heritage Village Cellars
Heritage Vineyards
Heublein
Heublein Cellars
Heublein Wines
Hoffman Grove
Houghton
Houghton Jack Mann
Houghton Winery
Houghton Wines
HRM Rex-Goliath Vineyards
HRM Rex-Goliath Winery
HRM Rex-Goliath! Wines
Humphrey & Brown International
Humphrey & Brown Wine Marketers
I.V.C. Wineries
I.V.C. Winery
International Cellars
Italian Swiss Colony
J. Roget Champagne Cellars
Jacques Bonet & Cie
Jacques Bonet et Fils
Jakes Fault
Jakes Fault Cellars
Jakes Fault Vineyards
Jakes Fault Winery
K Cider Company
K. Cider Co.
Kings Wine Co.
Knapp Cellars
Lachryma Montis Winery
La Cresta Winery
La Terre
La Terre Cellars
La Terre Vineyards
La Terre Winery

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Lake Roselle Vineyards
Lakeside Vineyards
Legacy
Lolonis
Longhorn Vineyards
Madallion Imports
Madera Wineries & Distilleries
Manischewitz Selections
Manischewitz Vineyards
Manischewitz Wine Company
Marcus James
Marcus James Vineyards
Masson Vineyards
Medallion Imports
Medallion Wine Imports
Mendocino Canyon
Mendocino Creek
Mendocino Ridge
Mendocino Ridge Winery
Mendocino Vineyards
Merlot Masters
Millennium
Mission Bell Wines
Monarch Wine Co.
Monarch Wine Importers
Mondoro
Monkey Bay
Monterey Wine Cellars
Moselweinhaus Import Company
Motif Champagne Cellars
Mystic Cliffs
Mystic Cliffs Vineyards
Nathanson Creek Cellars
Nathanson Creek Wine Cellar
Nathanson Creek Winery
Navalle Vineyards
Nectar Valley Vineyards
Nectar Valley Winery
Nervo Vineyards
Nervo Winery
New York Cellars
North Lake Wines
Oak Leaf Cellars
Pastene Wine Cellars

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Paul Garrett
Paul Masson
Paul Masson Champagne Cellars
Paul Masson Mountain Vineyards
Paul Masson Pinnacles Vineyards
Paul Masson Pinnacles Vineyards Estate
Paul Masson Sherry Cellars
Paul Masson Vineyards
Paul Masson Vineyards Pinnacles Estate
Paul Masson Winery
Paul Thomas
Paul Thomas Cellars
Paul Thomas Farms
Paul Thomas Orchards
Paul Thomas Vineyards
Paul Thomas Wine Cellars
Paul Thomas Winery
Peak Wines International
Peninsula
Pinesbrook Vineyards
Pinnacles Vineyards
Pleasant Valley
Pleasant Valley Wine Co.
Pol D’Argent Import Company
PT Farms
PWP
R & C Imports
Ramal Road
Ramal Road Winery
Ravenna
Razz
Redwood Hills
Rex-Goliath Vineyards
Rex-Goliath Winery
Rex-Goliath! Wines
Richards
Ridge Oak Cellars
Riverland Vineyards
River Oaks
River Oaks Estate Bottled Wines
River Oaks Estates Vineyards
River Oaks Estates Wines
River Oaks Vineyards
River Oaks Vineyards & Winery

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

River Oaks Vintners
River Oaks Wine Merchants
River Oaks Winery
River Oaks Winery & Vineyards
River Oaks Wines
Rock Creek
Rock Creek Vineyards
Rushcutters Bay Cellars
Rutherford Estate Cellars
Saint Regis Vineyard
San Marino Wine Cellars
Santa Lucia Winery
Santa Lucia
Santa Lucia Cellars
Santa Lucia Co.
Santa Lucia Company
Santa Lucia Orchard
Santa Lucia Vineyard
Santa Lucia Vineyards
Santa Lucia Wine
Santa Lucia Wine Cellars
Santa Lucia Wines
Sante Vineyards
Satin Rose Wine Co.
Sawtooth Winery
Seventh Moon
Seventh Moon Wines
Shadow Hill
Shadow Hill Wines
Shewan Jones
Skye’s Hollow Vineyard
Smashed Grape Cellars
Smashed Grape Winery
Sonoma-Napa Vineyards
Sonoma-Napa Winery
Sonoma Vendange
Sonoma Vendange Winery
St. Regis
St. Regis Cellars
St. Regis Vineyards
Ste. Chapelle
Ste. Chapelle Winery
Ste. Pierre Smirnoff FLS
Steidl Wine Company

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Summer Brook Winery
Summit Marketing Company
Sun Country Cellars
Symms
T.J. Swann Wines
Talus
Talus Cellars
Talus Collection
Talus Vineyards
Talus Winery
Taste of the West
Taylor California Cellars
Taylor Wine Company
TCC
The Great Western Winery
The Idaho Vineyard
The Jibe
The Jibe Wine Company
The Monterey Vineyard
The Pleasant Valley Wine
The San Francisco Wine Merchants
The Seagram Beverage Company
The Seagram Wine Company
The Taylor Wine Company
Trader Joe’s
Trove Wines
The Vintners Estates Company
Tula Vista
Tula Vista Vineyards
Tula Vista Winery
Turner Road Cellars
Turner Road Vintners
Turner Road Vineyards
Turner Road Wines
Twin Fin
Twin Fin Wines
Ukiah Winery
Upper Bay Wine Cellars
Vendange Wine Cellars
Venezia
Via Firenze
Via Firenze Vineyards
Vine City Wine Company
Vintners International

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Vintners International Company
Vivante Cellars
Voltaire Cellars
White Rock Products
Widmer Brickstone Cellars
Widmer Brickstone Winery
Widmer California Vineyards
Widmer Grape Products Company
Widmer Vineyards
Widmer’s Champagne Cellars
Widmer’s Wine Cellars
Wild Horse
Wild Horse Company
Wild Horse Vineyard
Wild Horse Vineyards
Wild Horse Wine
Wild Horse Wine Cellar
Wild Horse Wine Cellars
Wild Horse Wine Co.
Wild Horse Wine Company
Wild Horse Winery
Wild Horse Cellars
Wild Horse Co.
Wild Horse Winery and Vineyards
Wild Horse Wines
Wild Punch Co.
Wine Marketers
Woodbridge Vineyards
Woodbridge Winery
XYZin Winery
Yanqui Wine Cellars
Canandaigua Limited	England and Wales
Canandaigua B.V.	Netherlands
CB International Finance S.A.R.L.	Luxembourg
Constellation Leasing, LLC	New York
Constellation Trading Company, Inc.	New York
3112751 Nova Scotia Company	Canada, Province of Nova Scotia
CB Nova Scotia ULC	Canada, Province of Nova Scotia
Constellation Canada Limited Partnership	Canada
The Hogue Cellars, Ltd.	Washington State

Tradenames:
3 Blind Moose Cellars
Buffalo Ridge Wine Cellars
Columbia Winery

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Covey Run Winery
Genesis
Hayman & Hill Wines
Hogue
Hogue Cellars
Hogue Cellars, Ltd.
Horse Heaven Hills Wine
Latitudes Wine Company
Millennium
Olympic Cellars
Pacific Rim Winemakers
Paul Thomas
Peninsula
Pepper Bridge
Pepper Bridge Vineyard
Pontin Del Roza
Redwood Grove
Roza Estates Winery
Salmon Harbor
Salmon Harbor Wine Cellars
Sawtooth Winery
Silver Falls
Sunridge Winery
The Magnificent Wine Company
Thurston Wolfe Cellars
Washington Vineyards
R.H. Phillips, Inc.	Canada

Tradenames:
Astoria Wines
Castlerock Vineyard
Chateau St. Nicholas
Country Vintner
Diamond G
Domaine Le Rue
Eaton Dacks
John Westley Wine Co.
Kempton Clark
L.P.H.
Lauren Cellars
Mario Vincelli Cellars
PFB Cellars
Phillips Wine Company
R.H. Phillips Vineyard
Rainer Wine

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

S.P.H.
T and S Vineyards
T.S. Vineyards
The R.H. Phillips Cellars
The R.H. Phillips Vineyard
Toasted Head
Vincor USA
Vincor International II, LLC	Delaware
Vincor Holdings, Inc.	Delaware
Vincor Finance, LLC	Delaware
Vincor International Partnership	Nevada
Vincor International Inc.	Canada

Tradenames:
Ancient Coast Wines
Braeburn Vintners
Briarstone Vineyards
Brights Wines
California House Vintners
Cartier Beverages
Cartier Wines & Beverages
Casabello Wines
Chateau-Gai Wines
Country Roads Cider Co.
Country Roads Wine Co.
Dark Horse Vineyard
Dumont Vins & Spiriteux
East-West Wines
Entre-lacs Vintners
Growers Cider Co.
Hawthorne Mountain Vineyards
Hydra Beverage Co.
Inniskillin
Inniskillin Wines
Jackson-Triggs Estate Wines
Jackson-Triggs Niagara Estate Winery
Jackson-Triggs Vintners
Inniskillin Okanagan Vineyards
Kumala Wines
Le Clos Jordanne
Le Clos Jordanne Estate Wines
Le Clos Jordanne Wines
London Wines
Naked Grape Wines
Orion Wines

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

President Champagne Company
Santa Isabela Wines
Sawmill Creek Wines
See Ya Later Ranch
Silverthorne Vintners
Silverthorne Wine Merchants Company
Simply Great Wines
Sola-Nero Wines
Sumac Ridge Estate Winery
TGB International Vintners
The Canada Cooler Company
The Ice Wine Store
Vex Hard Beverage Co.
Vincor
Vincor Canada
Wine-Rack
Vincor (Quebec) Inc.	Canada, Province of Quebec
Sociedad Vinicala Caballero De Chile Limitada	Chile
Okanagan Vineyards Ltd.	British Columbia
3763820 Canada Limited	Canada
3749495 Canada Limited	Canada
Inniskillin Wines Inc.	Canada, Province of Ontario
Spagnol’s Wine & Beer Making Supplies Ltd.	Canada

Tradenames:
R J Spagnol’s
Spagnol’s
BW Nomineeco Inc.	Canada, Province of Ontario
3022374 Canada Inc.	Canada
Vincor International IBC Inc.	Barbados
The Springtree Wine Company (pty) Limited[1]	South Africa

Tradename:
Springtree Wine Company
CBV Canada Holdings Limited	Canada
Constellation Brands Ireland Limited	Republic of Ireland
Allied Drink Distributors Limited	Republic of Ireland
Constellation International Holdings Limited	New York
Constellation Wines Japan K.K.	Japan
Ruffino S.r.l.[1]	Italy
BWE, LLC	Delaware
Franciscan Vineyards, Inc.	Delaware

Tradenames:
Bernstein Vineyards
Blackstone Cellars
Blackstone Winery

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Blackstone Winery Sonoma Valley
Burr Vineyards
California Coast Winery
Caliterra
Carroll Vineyards
Caymus Cellars
Chantree
Columbia
Columbia Wine and Spirits
Columbia Wine Cellars
Columbia Winery
Cuttings Wharf Vineyards
DC Flynt MW Selections
Dickerson Vineyard Cellars
Domaine Madeline
Dreamboat Cellars
Dreamboat Vineyards
Dreamboat Winery
Duetto
Eagle Canyon Cellars
Estancia
Estancia Estates
Estancia Vineyards
Franciscan
Franciscan Estate Selections
Franciscan Estate Selections, Ltd.
Franciscan Estate Wine
Franciscan Estate Wine Merchants
Franciscan Oakville Estate
Franciscan Vineyards
Franciscan Vineyards, Inc.
Franciscan Winery
Friars’ Table
FV Reserve
Goldfields
Greenbrier Vineyards
Groth Vineyards
Hayman & Hill Wines
HRM Rex-Goliath Vineyards
HRM Rex-Goliath Winery
HRM Rex-Goliath! Wines
Icon Estates
J. Emerson
Mathis Wine

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Maywood
Merchants
Michael’s
Monte Verde
Moltepulciano
Mt. Veeder Winegrowers
Mt. Veeder Winery
Nap Val Winery
No Wimpy Importers
Oakmont Vineyards
Oakmont Winery
Oakville Estate
Paso Creek
Peter Mathis Wines
Pickle Canyon Vineyards
Pina Wine Cellars
Pinnacles Estate
Pinnacles Vineyard
Pinnacles Winery
Press Oak Cellars
Press Oak Vineyards
Press Oak Winery
Ravenswood
Ravenswood Winery
Redwood Coast Winery
Redwood Creek Vineyards
River Glen Vineyards
Robert Mondavi
Rock Crest
Round Hill Vineyards
Ruby Crest
Ruffino Import Company
Ruffino Imports
Silver Oak Cellars
Simi Winery
Simi Winescapes
Smothers Brothers Wines
Spring Creek Vineyards
Stonewall Canyon
Stonewall Canyon Cellars
Stonewall Canyon Creek
Stonewall Canyon Vineyards
Stonewall Canyon Winery
Tantalus

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Toasted Head Winery
Tree Press Cellar
Turquoise Mountain
Turtle Cellars
Veramonte
Veramonte Casablanca
Veramonte Cellars
Veramonte Vineyards
Veramonte Winery
Villa Caporicci
Vina Caliterra
Vino Bambino
Vintage Ink
Wild Cat Cellars
William Scheffler Estates
Willow Creek Cellars
Winescapes
Allberry, Inc.	California
Cloud Peak Corporation	California
M.J. Lewis Corp.	California
Mt. Veeder Corporation	California

Tradenames:
Bernstein Vineyards
California Coast Winery
Estancia
Estancia Estates
Estancia Vineyards
Franciscan
Franciscan Estate Wine
Franciscan Oakville Estate
Franciscan Winery
Friars’ Table
FV Reserve
Merchants
Mt. Veeder Winegrowers
Mt. Veeder Winery
Nap Val Winery
Oakville Estate
Pickle Canyon Vineyards
Pinnacles Estate
Pinnacles Vineyard
Pinnacles Winery
Redwood Coast Winery
Stonewall Canyon

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Stonewall Canyon Cellars
Stonewall Canyon Creek
Stonewall Canyon Vineyards
Stonewall Canyon Winery
Franciscan Trio Sub, LLC	Delaware
Triple Wines, LLC	Delaware
Barton Incorporated	Delaware
Constellation Spirits Inc.	Delaware

Tradenames:
Barton Brands
Barton Brands Co.
Barton Distilling Company
Barton Distillers Import Co.
Barton Import Co.
Barton Imports
Barton Imports, Chicago Illinois
Barton Western Distilling Co.
Black Velvet Distilling Company
Black Velvet Import Co.
Bond Street Distillers, Ltd.
Boston Distiller
C.J. Edwards Distilling Co.
Canadian Distilleries Ltd.
Colonel Lee Distilling Co.
County Line Distillers
Daniel Hale Distilling Co.
Famous Imported Brands
Fleischmann Distilling Co.
Fleischmann Distilling Company
Gates Haskins, Ltd.
Glenmore Distilleries
Glenmore Distilleries Co.
Glenmore Distilleries Company
Highland Mist Distillers Ltd.
House of Stuart
House of Stuart Distilleries Ltd.
House of Stuart Import Co.
Hiram Walker & Sons Co.
J. A. Dougherty’s Sons, Co., Distillers
Jacques Bonet Et Fils
James Barclay & Company
Jefferson Distilling Co.
Jenn’s Cocktail Company
John McNaughton Co.

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Kajmir Distillers
Kentucky Gentlemen Distillers
Las Flores Company
Leed Imports Co.
Loch Lomond Distilleries Ltd.
Loch Lomond, Ltd.
McMaster Import Co.
McMaster Import Company
Meredith Distilling Company
Mr. Boston Distiller
Paul Masson
Pikeman, Ltd.
Planet 10 Spirits
Platinum Distillers
Platinum Import Co.
Platinum Import Company
Platinum Imports
Polynesian Products Co.
Royal Gate Co.
Rum Products Imports
Samuel Sykes Distilling Co.
Schenley Distillers
Schenley Distilleries Co.
Schenley Distillers Company
Schenley Distillers, Inc.
Shewan-Jones
Sterling Distillers
Sterling Imports
Sterling Import Co.
Sterling Import Company
The Clear Spring Distilling Co.
Tom Burns Distillery
Tom Moore, Distiller
United International Brands
V I P Imports Co.
Williams & Churchill, Ltd.
Barton Beers, Ltd.	Maryland
Barton Brands of California, Inc.	Connecticut

Tradenames:
Austin Nichols & Co.
Barton Brands Co
Barton Distilling Co.
Barton Distilling Company
Barton Distillers Import Co.

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Barton Import Co
Barton Imports, Chicago, Illinois
Black Velvet Import Co.
Canadian Distilleries Ltd
Colonel Lee Distilling Co
County Line Distillers
Famous Imported Brands
Fleischmann Distilling Company
Foreign Vintages
Highland Distillers Company
Highland Distillers Corp.
Highland Distillers Import Company
Highland Mist Distilleries Ltd.
House of Stuart
House of Stuart Distilleries Ltd
House of Stuart Import Co
J. A. Dougherty’s Sons, Co. Distillers
Jacques Bonet Et Fils
James Barclay & Co.
James Barclay & Company
Joseph E. Seagram & Sons
Kentucky Gentleman Distillery
Lawrenceburg Distillers and Imports, Inc.
Loch Lomond Ltd
Meredith Distilling Company
Old Blue Springs Distilling Co.
Old Nelson Distillery
Passport Co
Pepe Lopez
Pepe Lopez Import Co., Ltd
Pernod Ricard USA
Pikeman Ltd
Portside Distilled Products
Royal Gate Co.
Scoresby Distilleries Import Company
Shewan Jones
The Fleischmann Spirits Company
Tom Moore Distiller
Tom Moore Distilleries
United International Brands
William & Churchill Ltd
Barton Brands of Georgia, Inc.	Georgia

Tradenames:
Barton Brands, Ltd.

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Barton Distilling Co.
Barton Distilling Company
Colony Distilling Co.
County Line Distillers
David Sherman Corporation
Essex Importers & Distillers, Ltd.
Fleischmann Distilling Co.
Fleischmann Distilling Company
Glenmore Distilleries
Glenmore Distilleries Co.
J. A. Dougherty’s Sons, Co., Distillers
Mr. Boston Distiller
Old Cummins Distillery
Old Nelson Distillery
Royal Gate Co.
Schenley Distillers
Barton Canada, Ltd.	Illinois
Barton Distillers Import Corp.	New York
Barton Beers of Wisconsin, Ltd.	Wisconsin
Crown Imports LLC	Delaware

Tradenames:
Consolidated Pacific Brands
Monarch Import Company
JayBird Spirits Co., LLC	Delaware
Barton SMO Holdings LLC	Delaware
ALCOFI Inc.	New York
Spirits Marque One LLC	Delaware
3191286 Nova Scotia Company	Canada, Province of Nova Scotia
Schenley Distilleries Inc. / Les Distilleries Schenley Inc.	Canada
Barton Mexico, S.A. de C.V.	Mexico
Constellation Europe (Holdings) Limited	England and Wales
Avalon Cellars Limited	England and Wales
Avalon Cellars Two Limited	England and Wales
Constellation Wines Europe Limited	England and Wales
Freetraders Group Limited	England and Wales
Constellation Europe Limited	England and Wales
Tradenames:
Stones of London
Stowells
Gaymer Cider Company
Gaymer’s
Constellation Wines South Africa (pty) Limited	South Africa

Tradenames:
Flagstone

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Flagstone Winery
Indlezane Investments (Proprietary) Limited [1]	South Africa

Tradename:
Ses’fikile
The Gaymer Group Europe Limited	England and Wales
Manor Park Cellars Limited	England and Wales
Taunton Cider	England and Wales
Vincor (Nominees) Limited	England and Wales
Vincor U.K. PLC	England and Wales
Western Wines Holdings Ltd	England and Wales
Western Wines Limited	England and Wales
Western Wines SA (Pty) Ltd (South Africa)	South Africa
Woolley Duval and Beaufoys Limited	England and Wales
Hertford Cellars Ltd.	England and Wales
Matthew Clark [Holdings] Limited [1]	England and Wales
Matthew Clark Wholesale Limited	England and Wales
The Wine Studio	England and Wales
Forth Wines Limited	Scotland
CWI Holdings LLC	New York
CBI Australia Holdings Pty Limited	Australian Capital Territory
(ACN 103 359 299)
CBI Australia Pty Limited	Australian Capital Territory
(ACN 103 362 232)
Constellation Australia Limited f/k/a Hardy Wine Company Limited	South Australia
f/k/a BRL Hardy Limited (ACN 008 273 907)

Tradenames:
Adelaide Commercial Wines
Albert Block
Alice White Vineyards
Alexandrina Vineyards
Annabella Wines
Bankside Wine Cellars
Banrock Station
Banrock Station Wine and Wetland Centre
Banrock Station Wines
Bay of Fires Wines
Beenak Vineyard
Berri Estate Winery
Berri Estates
Berri Renmano
BRL Hardy Wine Company
Buronga Ridge
Chateau Reynella Wines
Classic Clare Wines

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Constellation Wines
Constellation Wines Australia
Cradlebrook Vineyards
Emu Wine Company
Fork & Knife
Four Emus
H G Brown Wines
Hardy Wine Company
Hardys Leasingham Vineyards
Hardys Reynella Winery
Hardys Tintara Cellar Door
Hardys Tintara Winery
Hardys Wines
Houghton Wines
Kelly’s Revenge
Knife & Fork Vineyards
Lauriston Wines
Leasingham Wines
Lorikeet Wines
Maidenwood Vineyard
Moonah Estate Wines
Moondah Brook Wines
Netley Brook Wines
Preludes Gallery
Provis Vineyard
Ravenswood Vintners
Renmano Wines
Reynella Wines
Rhine Castle Wines
Siegersdorf Wines
Southern Golden Harvest
Stanley Wines
Starvedog Lane Wine Company
Stonehaven Vineyards
Stonehaven Vineyards Padthaway
Tallimba Grove Estates
The Emu Wine Co
The Federation Wine Company
The Gallery of Wine Arts
The Houghton Wine Company
Thomas Hardy & Sons
Tintara Cellar Door
Tintara Winery
Tomahawk Creek Vineyards

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Twin Fin Wines
Valencia Vineyards
Victoria Block
Walter Reynell & Sons
Wigley Reach Vineyard
Winebytes
Yarra Burn
Yarra Burn Bastard Hill Vineyards
Yarra Burn Cellar Door
Yarra Burn Vineyards
Yarra Burn Winery
Vineyards (Australasia) Pty Ltd	South Australia
BRL Hardy Finance Pty Ltd
f/k/a Berri Renmano Wines (Sales) Pty Ltd	South Australia
GSI Holdings Pty Ltd.	New South Wales
Medallion Wine Marketing, Inc.	British Columbia
Brookland Valley Estate Pty Ltd.	Western Australia

Tradename:
Brookland Valley Vineyard
Thomas Hardy Hunter River Pty Ltd	South Australia
The Stanley Wine Company Pty Ltd	South Australia
Houghton Wines (Western Australia) Pty Ltd	Western Australia

Tradename:
Houghton Wines Frankland River Estate
The Western Australia Winegrowers Association Pty Ltd	Western Australia
International Cellars (Australia) Pty Ltd	Australian Capital Territory
Walter Reynell & Sons Wines Pty Ltd	South Australia
BRL Hardy (Investments) Limited	England and Wales
Constellation Wines Canada Limited	Canada
Nobilo Holdings	New Zealand
Nobilo Wine Group Limited	New Zealand
Nobilo Vintners Limited	New Zealand
Kim Crawford Wines Limited	New Zealand
Selaks Wines Limited	New Zealand
Constellation New Zealand Limited	New Zealand
National Liquor Distributors Limited	New Zealand
Vincor Australia Pty Ltd	Australia

Tradename:
Vincor Australia
Goundrey Wines Pty Ltd	Australia

Tradename:
Goundrey Windy Hill
Fox River Wines Pty Ltd	Australia
Langton Wines Pty Ltd	Australia

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Tradename:
Chapel View Wines
Amberley Estate Pty Ltd	Australia

Tradename:
Amberley Wines
Hardy TransTasman LLP	Australia
The Robert Mondavi Corporation	California
Robert Mondavi Affiliates	California

Tradename:
Vichon Winery
R.M.E., Inc.	California

Tradenames:
Robert Mondavi Winery — Woodbridge
Alice White
Alice White Winery
Alice White Vineyards
Ariana Cellars
Ariana Vineyards
Ariana Winery
Ariana Wines
Ashley Hill
Astoria Wines
Avery Lane Winery
Bear Cliff Cellars
Bear Cliff Vineyards
Black Box
Black Box Wines
Blackstone Cellars
Blackstone Winery
Braidenwood Estates
Canopy Management
Castlerock Vineyard
Charlemont Vineyards
Chateau St. Nicholas
Constellation Wines U.S.
Country Vintner
Deer Valley Vineyards
Diamond G
Domaine LeRue
Dunnewood Vineyards
Eaton Dacks
Echo Falls Vineyards
Echo Grove Cellars
Estrella River Winery

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Farallon
Farallon Cellars
Farallon Vineyards
Farallon Winery
Farallon Winery & Vineyards
Hayman & Hill
Hayman & Hill Vineyards
Hayman & Hill Wines
Heritage Village Cellars
Heritage Vineyards
Houghton Jack Mann
HRM Rex-Goliath Vineyards
HRM Rex-Goliath Winery
HRM Rex-Goliath! Wines
Humphrey & Brown International Wine Marketers
International Cellars
John Westley Wine Co.
L.P.H.
La Terre
La Terre Cellars
La Terre Vineyards
La Terre Winery
Laura Bay Wines
Lauren Cellars
Mario Vincelli Cellars
Monkey Bay
Montpellier Vineyards
Montpellier Winery
Nathanson Creek Cellars
Nathanson Creek Wine Cellar
Nathanson Creek Winery
Oakville Cellars
Oakville Vineyards
Pacific Wine Partners
PFB Cellars
Prospect Peak Cellars
PWP
R.H. Phillips
R.M.E. Inc.
Rex-Goliath Vineyards
Rex-Goliath Winery
Rex-Goliath Wines
Robert Mondavi
Robert Mondavi Coastal Winery

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Robert Mondavi Coastal
Robert Mondavi Winery — Woodbridge
Robert Mondavi Winery
Robert Mondavi Woodbridge
S.P.H.
St. Regis Vineyards
Seventh Moon
Seventh Moon Wines
Smashed Grapes Cellars
Smashed Grapes Winery
Sonoma Vendange
Sonoma Vendange Winery
St. Regis
St. Regis Cellars
St. Regis Vineyards
T and S Vineyards
T.S. Vineyards
Talomas Vineyards
Talus
Talus Cellars
Talus Collection
Talus Vineyards
Talus Winery
The R.H. Phillips Cellars
The R.H. Phillips Vineyard
Toasted Head
Toasted Head Vinery
Turner Road Cellars
Turner Road Vineyards
Turner Road Vintners
Turner Road Wines
Twin Fin
Twin Fin Wines
Vendange Wine Cellars
Vincor USA
W.W. Imports
Woodbridge Vineyards
Woodbridge Winery
Robert Mondavi Winery	California
Tradenames:
Blackstone Cellars
Blackstone Winery
California Coast Winery
Canopy Management

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Columbia
Columbia Wine and Spirits
Columbia Wine Cellars
Columbia Winery
Estancia
Estancia Estates
Estancia Vineyards
Franciscan
Franciscan Estate Wine Merchants
Franciscan Oakville Estate
Franciscan Vineyards
Franciscan Winery
FV Reserve
Hangtime Cellars
HRM Rex-Goliath Vineyards
HRM Rex-Goliath Winery
HRM Rex-Goliath! Wines
Icon Estates
La Famiglia
La Famiglia di Robert Mondavi
Mt. Veeder Winegrowers
Mt. Veeder Winery
Oakville Cellars
Paso Creek
Pinnacles Estates
Pinnacles Vineyard
Pinnacles Winery
Prospect Peak Cellars
RM Imports
Robert Mondavi
Robert Mondavi Coastal
Robert Mondavi Imports
Robert Mondavi Winery
Robert Mondavi Woodbridge
Robert Mondavi/Baron Philippe de Rothchild
Spyglass Winery
Stonewall Canyon
Stonewall Canyon Cellars
Stonewall Canyon Creek
Stonewall Canyon Vineyards
Stonewall Canyon Winery
Talomas Vineyards
Vichon Cellars
Vichon Winery

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Vintage Ink
Robert Mondavi Export Sales Co.	California
Robert Mondavi Properties, Inc.	California
Robert Mondavi Investments	California
Robert Mondavi GmbH	Germany
Robert Mondavi Imports, Inc.	California
Inversiones RMC Limitada	Chile
Vintage Chips Co.	California
Robert Mondavi Australia Holdings Pty. Ltd.	Australia
Robert Mondavi Australia Pty. Ltd.	Australia
The Robert Mondavi Corporation (DE)	Delaware
Opus One Winery LLC[1]	Delaware

In addition to the tradenames listed above, which are used by subsidiaries of the registrant, the registrant uses the following tradenames:

Canandaigua Wine Company
Arbor Mist Winery
Aurora Valley Vineyards
Bisceglia Brothers Wine Co.
Bristol Hills Wine Company
Canandaigua Champagne Cellars
Canandaigua Industries Co.
Canandaigua Wine Company
Carolina Wine Co.
Casata Vineyards
Caves du Domaine
Centarra Wine Company
Chapelle Import Company
Channing’s Perfect Mixer
Charles Jacquin Vineyards Co.
Chateau Donay Wine Cellars
Chateau Luzerne Vintners Co.
Chateau Martin Company
Chelsea Wine Company
Cisco Wine Company
Classic Marketing Co.
Cook’s Champagne Cellars
Cook’s Sparkling Wine Cellars
Cribari & Sons
Cribari Cellars
Cribari Champagne Cellars
Cribary Winery
Crystal Wine Cellars
Dixie Wine Company

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Dunnewood Vineyards & Winery
Eastern Wine Company
F. Heinrich Wine Cellars
Finger Lakes Wine Company
Franciscan Estates
Gay Page Wine Cellars
Global Wine Co.
Gold Seal Vineyards
Golden Age Wine Cellars
Great Western Winery
Guild Wineries & Distilleries
Hammondsport Wine Company
Italian Swiss Colony
J. Roget Champagne Cellars
Jacques Bonet & Cie
K Cider Company
K.C. Arey & Co.
King Solomon Wine Co.
Kings Wine Co.
La Domaine
La Petite Wine Cellars
Lake Island Champagne Cellars
Manischewitz Wine Company
Margo Vintners
Marvino Wine Company
Masada Wine Company
Medallion Wine Imports
Melody Hill Vintners
Monarch Wine Co.
Monarch Wine Imports
Mondoro
Monte Carlo Champagne Cellars
Moselweinhaus Import Company
Mother Vineyard Wine Co.
Moulin Rouge Champagne Cellars
M-R Champagne Co.
New York State Wine Company
North Lake Wines
Old Rabbinical Bottling Co.
On The Town
Pacific Wine Partners
Paul Garrett
Paul Masson Winery
Pol D’Argent Import Company

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION

Premium Champagne Company
Reserve Du Domaine Vineyard
Richards Champagne Cellars
Richards Fils Et Cie Vintners
Richards Wine Company
Ricky Quinn’s
Satin Rose Wine Co.
Southland Wine Co.
Sun Country Cellars
Taylor California Cellars
Taylor Wine Company
The California Cellars of Chase-Limogere
The Great Western Winery
The Taylor Wine Company
Tiger Wine Company
Upper Bay Wine Cellars
Vine Valley Winery
Vineyard to Wine Cellars
Virginia Dare Wine Company
Wheeler Wine Cellars
Widmer’s Wine Cellars
Wild Irish Rose Wine Company
Wilen Brothers Co.
Wilen Wine Co.
Winedale Vineyards
DNA ENTERPRISES
CDB Travel
Notes:
The names of certain subsidiaries are omitted from the above schedule because such subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.
The tradenames referenced in the above schedule may or may not be names registered with a governmental authority.

[1]	Less than wholly-owned entity; financial results of this entity are not consolidated with those of the registrant.